Investment Portfolio
(UNAUDITED) | 01.31.2020
CARILLON EAGLE GROWTH & INCOME FUND
COMMON STOCKS - 97.1%	Shares	Value
Aerospace & defense - 3.0%
Lockheed Martin Corp.	58,950	$ 25,237,674
Air freight & logistics - 1.6%
United Parcel Service, Inc., Class B	132,537	13,720,230
Banks - 9.3%
JPMorgan Chase & Co.	245,363	32,476,247
The PNC Financial Services Group, Inc.	129,974	19,307,638
Truist Financial Corp.	292,574	15,088,041
Wells Fargo & Co.	244,965	11,498,657
Beverages - 6.1%
PepsiCo, Inc.	160,768	22,832,271
The Coca-Cola Co.	490,254	28,630,834
Communications equipment - 3.1%
Cisco Systems, Inc.	560,100	25,747,797
Diversified telecommunication services - 3.6%
Verizon Communications, Inc.	504,320	29,976,781
Electric Utilities - 2.7%
American Electric Power Co., Inc.	220,815	23,013,339
Entertainment - 2.0%
Cinemark Holdings, Inc.	521,505	16,432,623
Equity real estate investment trusts (REITs) - 7.1%
Camden Property Trust	108,288	12,174,820
Crown Castle International Corp.	171,322	25,670,889
Prologis, Inc.	233,981	21,732,155
Food & staples retailing - 2.6%
Sysco Corp.	264,326	21,711,738
Health care equipment & supplies - 5.1%
Abbott Laboratories	195,357	17,023,409
Medtronic PLC	220,640	25,470,682
Hotels, restaurants & leisure - 5.3%
Carnival Corp.	391,040	17,021,971
McDonald's Corp.	128,935	27,588,222
Household products - 3.8%
The Procter & Gamble Co.	254,277	31,688,000
Industrial conglomerates - 3.7%
Honeywell International, Inc.	180,197	31,213,724
Insurance - 1.9%
Chubb Ltd.	103,780	15,773,522
IT services - 3.0%
Automatic Data Processing, Inc.	146,394	25,090,468
Media - 1.9%
Comcast Corp., Class A	359,102	15,509,615
Multi-utilities - 2.7%
Sempra Energy	138,313	22,218,600
Oil, gas & consumable fuels - 5.7%
Chevron Corp.	248,736	26,649,575
TOTAL S.A., Sponsored ADR	430,466	20,916,343

Pharmaceuticals - 9.4%
Eli Lilly & Co.	142,944	19,960,700
Johnson & Johnson	120,540	17,944,790
Merck & Co., Inc.	234,692	20,052,085
Pfizer, Inc.	566,985	21,114,521
Road & rail - 2.9%
Union Pacific Corp.	137,125	24,602,967
Semiconductors & semiconductor equipment - 2.4%
Texas Instruments, Inc.	165,496	19,967,092
Software - 4.8%
Microsoft Corp.	234,948	39,995,198
Specialty retail - 3.4%
The Home Depot, Inc.	126,072	28,757,023
Total common stocks (cost $560,821,906)		813,810,241
Total investment portfolio (cost $560,821,906) - 97.1%		813,810,241
Other assets in excess of liabilities - 2.9%		24,349,458
Total net assets - 100.0%		$ 838,159,699

ADR - American Depositary Receipt

Fair value measurements | The Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:
Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;
Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and
Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

All investments are categorized as Level 1 as of the date of this report.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual report.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.